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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 Amendment No. 1
                                       to
                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  May 2, 1996
                                                        -----------

                                  HemaSure Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

              0-19410                                    04-3216862
- ------------------------------------           ---------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)

140 Locke Drive, Marlborough, Massachusetts                        01752
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  (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code:  (508) 485-6850
                                                            --------------

                                 Not Applicable
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.
- ------   ------------------------------------

     On May 2, 1996, HemaSure Inc., a Delaware corporation, acquired, through its U.S. and Danish subsidiaries, the plasma product unit of Novo Nordisk A/S, a Denmark corporation.

     The purchase price for the transaction is comprised of three portions. The first portion of $1,500,000 is payable in 1998 in cash or common stock of HemaSure or a subsidiary of HemaSure, at the Company's option. The second portion of approximately $13,000,000 is payable from time to time upon sale of acquired inventory (valued at approximately $13,000,000) but no later than 1998, provided that up to $4,000,000 of this portion may be forgiven in certain circumstances. The third portion of the purchase price of approximately $8,600,000 is payable in 1998 in cash or common stock of HemaSure or a subsidiary of HemaSure, at the Company's option, provided that all of this portion may be forgiven in certain circumstances.

Item 7.  Financial Statements and Exhibits.
- ------   ---------------------------------

     (a) Financial Statements of Business Acquired.
         -----------------------------------------

     The following financial statements of the Blood Plasma Product Business of Novo Nordisk A/S, together with the report thereon manually signed by Coopers & Lybrand, appear as Exhibit 99-1 to this report and are incorporated herein by reference:

     Report of Independent Accountants on Financial Statements

     Balance Sheets as of December 31, 1994 and 1995 and April 30, 1996 (unaudited)

     Statement of Operations for the years ended December 31, 1993, 1994 and 1995 and for the four month periods ended April 30, 1995 and 1996 (unaudited)

     Statement of Parent Company Investment for the years ended December 31, 1993, 1994 and 1995 and the four month period ended April 30, 1996 (unaudited)

     Statement of Cash Flows for the years ended December 31, 1993, 1994 and 1995 and for the four month periods ended April 30, 1995 and 1996 (unaudited)

     Notes to Financial Statements





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     (b) Pro Forma Financial Statements.
         ------------------------------

     The following unaudited pro forma combined financial statements appear as
Exhibit 99-2 to this report and are incorporated herein by reference:

     Pro forma Balance Sheet as of March 31, 1996

     Pro forma Statements of Operations for the year ended December 31, 1995 and the three month period ended March 31, 1996

     (c) Exhibits.
         --------

     See Exhibit Index attached hereto.






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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HEMASURE INC.
                                        (Registrant)



Date:  July 17, 1996                    By: /s/ James Murphy
                                            -----------------------
                                            James Murphy
                                            Senior Vice President
                                            Finance and Administration





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
                                  EXHIBIT INDEX
                                  -------------



    *2.1  Asset Purchase Agreement dated as of May 2, 1996, among HemaSure
          Inc., HemaPharm Inc., HemaPharm A/S and Novo Nordisk A/S.


  **24.1  Press Release dated May 6, 1996.

    99.1  Financial Statements of Business Acquired:

          Report of Independent Accountants on Financial Statements

          Balance Sheets as of December 31, 1994 and 1995 and April 30, 1996
          (unaudited)

          Statement of Operations for the years ended December 31, 1993, 1994 and 1995 and for the four month periods ended April 30, 1995 and 1996
          (unaudited)

          Statement of Parent Company Investment for the years ended December
          31, 1993, 1994 and 1995 and the four month period ended April 30, 1996 (unaudited)

          Statement of Cash Flows for the years ended December 31, 1993, 1994 and 1995 and for the four month period ended April 30, 1995 and 1996
          (unaudited)

          Notes to Financial Statements

    99.2  Pro Forma Financial Statements:

          Pro forma Balance Sheet as of March 31, 1996

          Pro forma Statements of Operations for the year ended December 31, 1995 and the three month period ended March 31, 1996

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
       * Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1996.

      **  Previously filed.